                                                                    Exhibit 10.4




                        EDINBURGH

                        OUR REF   LRK/GECS/CAN.22.1/AB

                        DATE    20 September 1999








                        Inveresk Research Group Limited

                        Instrument

                        Constituting L27,037,500 Unsecured
                        Subordinated Loan Stock 2008





                        Maclay Murray & Spens
                            Solicitors



                        EDINBURGH GLASGOW LONDON BRUSSELS





                        3 GLENFINLAS STREET
                        EDINBURGH EH3 6AQ

                        DX EDINBURGH BOX NO 137  TEL.:  0131 226 5196

THIS INSTRUMENT is made by way of deed on                         1999

BY INVERESK RESEARCH GROUP LIMITED (registered number 198206) whose registered office is at Research Centre, Tranent, Edinburgh EH33 2NE (the "Company").

WHEREAS the Company has, by resolution of its board of directors passed on l999, created and authorised the issue of a maximum nominal amount of L27,037,500 Unsecured Subordinated Loan Stock 2008 to be constituted as hereinafter provided and subject to, and with the benefit of, the schedules hereto which shall be deemed to form part of this instrument.

BY THIS DEED THE COMPANY DECLARES AND COVENANTS AS FOLLOWS:-

1.       Definitions and Interpretation

1.1 In this instrument and the schedules the following words and expressions shall have the following meanings, unless the context otherwise requires:-

         "Articles" means the articles of association of the Company (and as amended from time to time);

         "Bank" means The Royal Bank of Scotland plc (including in it capacity as agent and trustee for any other persons);

         "business day" means a day (excluding Saturdays) on which banks generally are open in London for the transaction of normal banking business;

         "Conditions" means the conditions of the Loan Stock as set out in schedule 2;

         "Directors" means the board of directors for the time being of the Company;

         "Extraordinary Resolution" means an extraordinary resolution as defined in paragraph 18 of schedule 4;

         "Interest Rate" has the meaning set out in Condition 7.4;

         "Listing" has the same meaning as in the Articles; "North American person" means:-

         (a)      any individual who is a resident or individual of the United
                  States;

         (b) a corporation, partnership or other entity created or organised in or under the laws of the United States or any state thereof or an estate or trust the income of which is subject to United States federal income taxation regardless of its source; and

         (c) any individual, corporation, partnership, trust or other entity resident in Canada.

         provided that the term "North American person" shall not include a branch or agency of a United States bank or insurance company that is operating outside the United States for valid business reasons as a locally registered branch or agency engaged in the banking and insurance business and not solely for the purpose of investing in securities not registered under the United States Securities Act of 1933;

         "these presents" means this instrument and the schedules and includes any instrument supplemental to this instrument;

         "Register" means the register of holders of the Loan Stock kept by the Company;

         "Sale" has the same meaning as in the Articles;

         "Loan Stock" means the L27,037,500 Senior Unsecured Subordinated Loan Stock 2008 constituted by this instrument or, as the case may be, the principal amounts represented by them and for the time being issued and outstanding;

         "Stockholder" means a person whose name is entered in the Register as the holder of Loan Stock;

         "intercreditor agreement" means the intercreditor agreement (if any) entered into between the Company, the Bank, the Stockholders and others as the same may be amended, varied or supplemented from time to time; and

         "United States" means the United States of America.

1.2 Subject as herein expressly defined any words and expressions defined in the Companies Act 1985 and 1989 shall have the meanings therein ascribed to them.

1.3 References to any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof from time to time in force.

1.4 Words denoting persons shall include corporations, the masculine gender shall include the feminine and the singular shall include the plural and vice versa.

1.5 References to this "instrument" or this "deed" include, where the context so admits, the schedules hereto.

1.6 The headings are for convenience only and shall not affect the interpretation hereof.

2.       Amount of the Loan Stock

2.1 The aggregate nominal amount of the Loan Stock constituted by this instrument is limited to L27,037,500.

2.2 The Loan Stock will be issued in registered form in denominations of L1.00 in nominal amount or integral multiples thereof and shall (subject to the intercreditor agreement) be transferable in accordance with schedule 2.

3.       Status of the Loan Stock

3.1 The Loan Stock represents a direct and unsecured obligation of the Company for the due and punctual payment of the principal in respect of it and for the performance of all the obligations of the Company with respect to it.

3.2 The Loan Stock when issued will rank pari passu equally and rateably without discrimination or preference as unsecured obligations of the Company and with all other unsecured indebtedness of the Company expect to the extent provided by law.

3.3 The Loan Stock will rank behind the obligations of the Company to the Bank to the extent and in the manner set out in the intercreditor agreement.

3.4      The Loan Stock shall be known as Unsecured Subordinated Loan Stock
         2008.

4.       Certificate for Loan Stock

         Each Stockholder shall be entitled to a certificate stating the nominal amount of the Loan Stock held by him. Each certificate shall bear a denoting number, shall (subject as provided in the clause 4) be executed by the Company, shall be in the form set out in schedule 1 and shall have endorsed on it conditions in the form set out in schedule 2. The Company shall not be bound to register more than four persons as joint holders of any Loan Stock. Joint holders of Loan Stock will be entitled to only one certificate in respect of their joint holdings and the Loan Stock will be delivered to that one of the joint holders who is first-named in the Register in respect of the joint holding or to such other person as the joint holders may, in writing, direct. Delivery of a certificate to one of such persons shall be sufficient delivery to all. When a Stockholder has transferred or had redeemed part only of his Loan Stock the old certificate shall be cancelled and a new certificate for the balance of such Loan Stock issued without charge.

5.       Covenants by the Company

         The Company HEREBY COVENANTS with the Stockholders and each of them to comply with the terms of the Loan Stock and, subject to the intercreditor agreement, to observe and perform the Conditions, which conditions shall be deemed to be incorporated in this instrument and shall be binding on the Company and the Stockholders and all persons claiming through or under them respectively.

6.       Register of Stockholders

6.1 The Company shall cause a register to be maintained in respect of the Loan Stock in accordance with the provisions of schedule 3.

6.2 The provisions relating to the Register set out in schedule 3 shall be deemed to be incorporated in this instrument and shall be binding on the Company and the Stockholders and on all persons claiming through or under them respectively.

7.       Meetings of Stockholders

         The provisions for meeting of holders of the Loan Stock set out in schedule 4 shall be deemed to be incorporated in this instrument and shall be binding on the Company and the Stockholder and on all persons claiming through or under them respectively.

8.       Foreign Stockholders

         The Loan Stock has not been and will not be registered under the United States Securities Act of 1933, nor under any of the relevant securities laws of any province or territory of Canada or Australia. Accordingly, unless an exemption under such Act or Laws is applicable, the Loan Stock may not be offered, sold or delivered, directly or indirectly, in or into the United States, Canada or Australia or to or for the account or benefit of any North American person or resident of Canada or Australia.

9.       Intercreditor Agreement

         The rights of the Stockholders are subject to the provisions of the intercreditor agreement as if the terms thereof were incorporated in this Instrument.

10.      Further Loan Stock

         The Company shall, subject to the intercreditor agreement, be entitled from time to time by resolution of its board, to cancel any created but unissued Loan Stock or to create and issue further Secured Loan Stock to be constituted by deed or instrument expressed to be supplemental hereto either so as to be identical in all respects and form a single series with the Loan Stock or to carry such rights as to interest, redemption and otherwise as the board may think fit.

11.      Governing Law

11.1 These presents (and any dispute, controversy, proceedings or claim of whatever nature arising out of or in any way relating to this instrument or the constitution of the Loan Stock) shall be governed by and construed in accordance with English law.

11.2 The Company irrevocably agrees that the courts of England shall have exclusive jurisdiction to hear and decide any suit, action or proceedings, and/or to settle any disputes, which may arise out of or in connection with them and, for these purposes, each party irrevocably submits to the jurisdiction of the courts of England.

IN WITNESS whereof this instrument has been executed as a deed and has been delivered on the date which appears first on page 1.

                                   SCHEDULE 1

                         Form of Loan Stock Certificate


Certificate No.       Transfer No.         Date            Nominal Amount
---------------       ------------         ----            --------------

                                                           L.............



                         INVERESK RESEARCH GROUP LIMITED

                       (Registered in Scotland No. 198206)

                     UNSECURED SUBORDINATED LOAN STOCK 2009

Issue of L27,037,500 Unsecured Subordinated Loan Stock 2009 (the "Loan Stock"), created and issued by INVERESK RESEARCH GROUP LIMITED (the "Company") pursuant
to a resolution of the board of directors passed on                 1999.

THIS IS TO CERTIFY that                       of                          is/are
the registered holder(s) of L_ nominal of the above mentioned Loan Stock which is constituted by an instrument made by the Company on 20 September 1999 (the "Instrument") and is issued with the benefit of and subject to the provisions contained in the instrument and the conditions endorsed hereon. The Loan Stock was subscribed for at its nominal value and is redeemable in accordance with the conditions endorsed hereon.

The Loan Stock is issued subject to the intercreditor agreement (if any) executed by the Company, the Stockholders, certain investors and The Royal Bank of Scotland plc on the same date as the instrument (the "intercreditor agreement").

Dated               1999

Notes:   (i)      Where the context so admits, words and expressions defined in the instrument shall bear the same respective meanings in the conditions endorsed hereon.

         (ii) The Loan Stock is transferable in amounts or multiples of L1.00, provided that no transfer shall be effective unless and until the transferee of such Loan Stock has acceded to the intercreditor agreement in the manner specified in the intercreditor agreement and until such time the name of the transferee shall not be entered into the Register. No transfer, whether of the whole or any part of the Loan Stock comprised in this certificate will be accepted for registration unless accompanied by this certificate and lodged at the registered office of the Company.

         (iii) This Loan Stock has not been and will not be registered under the United States Securities Act of 1933, nor under any of the relevant securities laws of any province or territory of Canada or Australia. Accordingly, unless an exemption under such Act or laws is applicable this Loan Stock may not be offered, sold or delivered, directly or indirectly in or into the United States, Canada or Australia or to or for the account or benefit of any North American person or resident of Australia or Canada.

         (iv) The Loan Stock is repayable in accordance with the conditions endorsed hereon and is subject to the provisions of the intercreditor agreement, a copy of which is available from the Company on request.

EXECUTED as a deed by             )
INVERESK RESEARCH GROUP LIMITED   )
acting by:                        )
                                  )
                                  )
Director                          )
                                  )
Director/Secretary                )

                                   SCHEDULE 2

                                   Conditions

1.       Form and Status

         The Loan Stock constitutes subordinated unsecured obligations of the Company. The instrument pursuant to which the Loan Stock is issued does not contain any restrictions on borrowing, charging or disposal of assets by the Company or any of its subsidiaries.

2.       Repayment, Prepayment, Purchase and Redemption

2.1 If not previously repaid or repaid pursuant to conditions 2.2, Loan Stock will be repaid by the Company at par (pro rata as nearly as may be (without involving the repayment of a faction of L1.00 nominal of the Loan Stock) to each Stockholder's holding of Loan Stock) in one installment on 30 June 2008 (the "Repayment Date").

2.2 In the event of a Sale or Listing, the Company shall on the day of the Sale or Listing repay any Loan Stock not previously redeemed or repaid and the Loan Stock shall then forthwith be deemed to be cancelled and shall not be available for re-issue.

2.3 If at any time, the principal amount of all outstanding Loan Stock shall be equal to 25 per cent, or less of the total nominal amount of Loan Stock prior to that time the Company shall be entitled upon giving to the remaining Stockholders not less than 30 days' notice in writing, to redeem, on the expiry date of such notice, all (but not part only) of the outstanding Loan Stock by payment of the principal amount thereof.

2.4 The Company may at any time purchase any Loan Stock by tender (available to all holders alike) or by private treaty at any price.

2.5 Redemption, repayment, prepayment and purchase of the Loan Stock pursuant to conditions 2.1 to 2.4 and 3 (or any of them) shall at all times be subject to the intercreditor agreement.

3.       Events of Default

3.1 The principal amount of the Loan Stock to the extent that it has not been previously repaid or purchased by the Company shall, subject to the intercreditor agreement immediately become repayable in each and every of the following events upon written notice of Stockholders holding at least half of the Loan Stock or the passing of an Extraordinary Resolution requiring such redemption whilst the same is continuing:-

         (a) the Company fails to pay, within 14 days of the due date, any principal moneys payable on the repayment of any of the Loan Stock; or

         (b) the Company fails to observe or perform any of its obligations (other than its obligations to redeem the Loan Stock) under this instrument if such failure is not capable of remedy or is capable but continues for 14 days after written notice has been given by any Stockholder requiring remedy thereof; or

         (c) an order is made or an effective resolution is passed for winding up the Company (other than a voluntary winding-up for the purpose of amalgamation or reconstruction whereunder a successor company undertakes, on terms and in circumstances previously approved by an Extraordinary Resolution, the obligations of the Company hereunder); or

         (d) the Company ceases to pay its debts or ceases or threatens to cease to carry on its business or any part of its business:

         (e) the security constituted by any mortgage, charge or other security document executed by the Company upon the whole or any material part of the assets or undertaking of the Company becomes enforceable and steps are taken to enforce the same.

3.2 At any time after the Loan Stock has become repayable under the provisions of this condition, any Stockholder may, subject to the terms of the intercreditor agreement without notice institute such proceeding as he may think fit to enforce repayment of the Loan Stock.

3.3 The Company shall notify the Stockholders forthwith of the happening of any of the events specified in condition 3.1.

4.       Method of Payment

         Payment of the principal monies payable upon the Loan Stock, or any part thereof, may, subject to the terms of the intercreditor agreement be made by cheque, warrant or money order sent through the post at the risk of the Stockholder to the registered address of the Stockholder or, in the case of joint Stockholders, to the registered address of that one of them who is first named on the Register or by a bank or other funds transfer system. Every such cheque, warrant or money order shall be made payable to the order of the person to whom it is sent and payment of the cheque, warrant or money order shall be a satisfaction of the principal represented thereby. If payment is made by a bank or other funds transfer, the Company shall not be responsible for amounts lost or delayed in the course of the transfer.

5.       Surrender of certificate

5.1 Every Stockholder any part of whose Loan Stock is due to be repaid under any of the provisions of these conditions shall, not later than the due date for such repayment, deliver the relevant certificates for such Loan Stock to the registered office of the Company or as it shall direct. Unless payment of the amount due to be repaid has already been made in accordance with condition 4 above, upon such delivery and against a receipt for the principal moneys payable in respect of the Loan Stock to be repaid, the Company shall, subject to the terms of the intercreditor agreement pay to the Stockholder the amount payable to him in respect of such repayment in accordance with condition 4. If part only of any Loan Stock as evidenced by the relevant certificate so delivered is then due to be repaid, the Company shall either endorse such Loan Stock certificate with a memorandum of the date and amount paid to the holder of such Loan Stock and return it to the Stockholder or shall cancel such Loan Stock certificate and without charge issue to such Stockholder a new Loan Stock certificate for the balance of the principal amount due to him.

5.2 If any Stockholder, any part of whose Loan Stock is liable to be repaid under these conditions, shall fail or refuse to deliver up the certificate(s) for such Loan Stock at the time and place fixed for repayment thereof or should fail or refuse to accept payment of the repayment monies payable in respect thereof, the monies payable to such Stockholder shall be set aside by the Company and paid into a separate bank account and held by the Company in trust for such Stockholder but without interest and such setting aside shall be deemed for all the purposes of these conditions to be a payment to such Stockholder and the Company shall thereby be discharged from all obligations in connection with such Loan Stock. If the Company shall place the said monies on deposit at a bank, the Company shall not be responsible for the safe custody of such monies or for interest thereon except such interest (if any) as the said monies may earn whilst on deposit, less any expenses incurred by the Company in connection therewith.

6.       Cancellation

         All Loan Stock purchased or repaid by the Company shall be cancelled and shall not be available for reissue.

7.       Interest

7.1 Until such time as the Loan Stock is repaid or purchased in accordance with these Conditions and the intercreditor agreement, the Company will pay interest at the Interest Rate on the principal amount on the Loan Stock (subject to any requirement to deduct tax) six monthly in arrears on 30 June and 31 December ("Interest Payment Dates") in each case only to persons who are registered as Stockholders at the close of business on the relevant record date, provided that the first payment of interest in respect of the Loan Stock will be made on 31 December 1999 in respect of the period from the date of issue of such Loan Stock up to and including 31 December 1999. In respect of such Loan Stock each six month period is referred to as an "Interest Period". For the avoidance of doubt interest may only be paid with the consent of the Bank.

7.2 All payments of interest due to be made by the Company hereunder shall be made after deduction of any present or future taxes, if the Company if legally obliged to make such deduction. The Company will produce a certificate of deduction or withholding in respect of the amount deducted or withheld together with evidence to the relevant Stockholder that the amount so deducted or withheld has been duly accounted for to the relevant authorities.

7.3 The "record date" shall mean the thirtieth day before the relevant Interest Payment Date or, if such day it not a business day, then the next following business day and every Stockholder shall be deemed for the purposes of these presents to be the holder on such date of the Stock held by him on such preceding date, notwithstanding any intermediate transfer or transmission of any such Stock.

7.4 Interest for any Interest Period (the "Interest Rate") shall be paid at the rate of ten per cent. per annum.

7.5 The amount of interest payable on the Loan Stock shall be calculated by applying the Interest Rate to the principal amount of the Loan Stock and multiplying such sum by the actual number of days in the Interest Period concerned (or such other period during which interest has accrued but remains unpaid hereunder) divided by 365 or, in the case of an Interest Payment Date falling in a leap year, 366 and by rounding up the resultant figure to the nearest penny. The calculation of each interest amount shall, in the absence of manifest error, be final and binding.

7.6 Interest on any Loan Stock becoming liable to repayment shall cease to accrue as from the due date for repayment of such Loan Stock unless the Company shall fail to repay such Loan Stock on such due date (otherwise than by reason of a failure of the relevant Stockholder to provide such documents and other information as he is required to provide pursuant to Conditions 2, 3, 4 and 5), in which case interest shall continue to accrue from the due date for repayment until the actual date of repayment at the Rate of Interest prevailing immediately prior to the relevant due date. If the Stockholder fails to provide such documents and other information as aforesaid, interest shall cease to accrue from the due date for repayment until the date on which such documents and information are produced and shall accrue thereafter at the Default Rate until the actual date of payment.

7.7 Any interest due to the Stockholder which remains unclaimed after the period of six years from the date on which such interest was first payable shall, subject to the intercreditor agreement revert to the Company notwithstanding that in the intervening period the obligation to pay the same may have been provided for in the books, accounts and the other records of the Company.

8.       Additional Loan Stock

8.1 Each Stockholder shall be entitled to acquire with the consent of the Company (by subscription at part of an amount equal to up to one tenth of such Stockholder's holding of Loan Stock) additional Loan Stock to be issued by a subsidiary of the Company (the "Additional Loan Stock") on terms and conditions substantially the same as those applicable to the Loan Stock and subject always to the intercreditor agreement, subject as follows:-

         (a) this right shall be exercisable whilst any Loan Stock is outstanding by giving not less than 30 days' prior written notice to the Company together with payment in full in immediately available funds and shall be exercisable only once in relation to each Loan Stock; and

         (b) the Additional Loan Stock shall not include any right to acquire additional securities.

9.       Modification

         The provisions of the instrument and the rights of the Stockholders may, subject to the intercreditor agreement from time to time be modified, abrogated or compromised in any respect by the Company with the written consent of the holders of 75 per cent. in nominal amount of the Loan Stock then in issue or the sanction of an Extraordinary Resolution of the Stockholders as provided in the instrument.

10.      Registration, Transfer and Marketability

10.1 The Loan Stock is transferable, subject to and in accordance with the provisions of the instrument, in amounts of L1.00 or integral multiples thereof provided that any transferee of any Loan Stock shall accede to the intercreditor agreement in the manner specified therein prior to the name of the transferee being entered in the Register.

10.2 No application has been or is intended to be made to any stock exchange for any of the Loan Stock to be listed or otherwise traded.

11.      Lost or Destroyed Certificates

         If a Loan Stock certificate is defaced, lost or destroyed it may be renewed on payment of such fee as is reasonable and on such terms (if any) as to evidence and indemnity as the Directors may require but so that in the case of defacement the defaced Loan Stock certificate shall be surrendered before a new certificate is issued. An entry as to the issue of a new Loan Stock certificate and indemnity (if any) shall be made in the Register.

12.      Notice to Stockholders

12.1 Any notice or other document (including Loan Stock certificates) may be served on a Stockholder by sending the same by post in a prepaid letter addressed to such Stockholder at his registered address, in the United Kingdom or (if he has no registered address within the United Kingdom) to the address, if any, within the United Kingdom supplied by him to the Company as his address for the service of notices.

12.2 In the case of joint Stockholders a notice or document served on the Stockholder whose name stands first in the Register shall be sufficient notice to all the joint Stockholders.

12.3 Any notice or other document may be served on the person entitled to Loan Stock in consequence of the death or bankruptcy of any Stockholder by sending the same by post, in a prepaid letter addressed to him by name or by the title of the representatives or trustees of such Stockholder, at the address (if any) in the United Kingdom supplied for the purpose by such persons or (until such address is supplied) by giving notice in the manner in which it would have been given if the death or bankruptcy had not occurred.

13.      Notices to the Company

         Any notice, demand or other document (including Loan Stock certificates and transfers of Loan Stock) may be served on the Company by sending the same by post in a prepaid letter to the registered office of the Company or to such other address as the Company may from time to time notify Stockholders.

14.      Service of Notices

         Any notice or document served by post shall be deemed to have been served on the day after it is posted or, if such day is not a business day, then on the next following business day and in proving such service it shall be sufficient in to prove that the letter containing the notice was properly addressed, stamped and posted.

15.      Inspection of the Instrument

         A copy of the instrument shall be kept at the registered office of the Company. A Stockholder and any person authorised by a Stockholder may at all reasonable times during office hours inspect such copy.

16.      Intercreditor Agreement

         The rights of the Stockholder are subject to the provisions of the intercreditor agreement as if such provisions were incorporated in this instrument.

                                   SCHEDULE 3

                          Provisions as to the Register

1.       Register of Loan Stock

1.1 The Company shall cause a register to be maintained at the registered office of the Company showing the amount of the Loan Stock for the time being issued, the date of issue and the amount of Loan Stock for the time being outstanding, the names and addressed of the Stockholders, the nominal amounts of the Loan Stock held by them respectively and all transfers or changes of ownership of the Loan Stock.

1.2 Any change of name or address on the part of any holder of Loan Stock shall forthwith be notified by the holder to the Company and the Company shall alter the Register accordingly.

2.       Recognition of Stockholder as Absolute Owner

2.1 Except as required by law, the Company will recognise the registered holder of any Loan Stock as the absolute owner thereof and shall not (except as ordered by a court of competent jurisdiction) be bound to take notice or see to the execution of any trust, whether express, implied or constructive, to which any Loan Stock may be subject and the Company may accept the receipt of the registered holder for the time being of any Loan Stock, or in the case of joint registered holders the receipt of any of them, for the principal monies payable in respect thereof or for any other moneys payable in respect thereof as a good discharge to the Company notwithstanding any notice it may have whether express or otherwise of the right, title, interest or claim of any other person to or in such Loan Stock or moneys.

2.2 If a warrant in payment of any amounts due to the registered holders of any Loan Stock, made payable and despatched in accordance with the conditions, is encashed such encashment shall be deemed to be a good discharge to the Company notwithstanding any notice it may have whether express or otherwise of the right, title, interest or claim of any other person to or in such moneys.

2.3 No notice of any trust, express, implied or constructive, shall (except as by statute provided or as required by order of a court of competent jurisdiction) be entered in the Register in respect of any Loan Stock.

3.       Exclusion of Equities

         The Company will recognise every holder of Loan Stock as entitled to his Loan Stock free from any equity, set-off or cross-claim on the part of the Company against the original or any intermediate holder of the Loan Stock.

4.       Transferability of Loan Stock

4.1 Every holder of Loan Stock will be entitled (subject to the intercreditor agreement and as hereinafter provided) to transfer the same or any part (being an amount or integral multiple of L1.00 by an instrument in writing in the usual or common form or such other form as the Company may accept provided that no transfer shall be effective unless and until the transferee of such Loan Stock shall have acceded to the intercreditor agreement, and until such time the name of the transferee shall not be entered in the Register. There shall not be included in any instrument of transfer any Loan Stock other than the Loan Stock constituted by the instrument.

4.2 Every instrument of transfer must be signed by the transferor and the transferee or where the transferor or the transferee is a corporation given under its common seal or signed on its behalf by a duly authorised officer or agent and the transferor shall remain the owner of the Loan Stock to be transferred until the name of the transferee is entered in the Register in respect thereof.

4.3 Every instrument of transfer must be pledged for registration at the place where the Register shall for the time being be kept accompanied by the certificate for the Loan Stock all or part of the nominal amount of which is to be transferred and such other evidence as the directors or other officers of the Company authorised to deal with transfers may require to prove the title of the transferor or his right to transfer the Loan Stock and, if the instrument of transfer is executed by some other person on his behalf, the authority of the person signing the same.

4.4 No transfer shall be registered of Loan Stock in respect of which a notice requiring repayment has been given.

4.5 All instruments of transfer which shall be registered may be retained by the Company.

5.       No fee for registration of transfers

         No fee shall be charged for the registration of any transfer or for the registration of an probate, letters of administration, certificate of marriage or death, power of attorney or other document relating to or affecting the title to any Loan Stock.

6.       Death or Bankruptcy of Stockholders

6.1 The executors or administrators of deceased Stockholders (not being one of several joint holders) shall be the only persons recognised by the Company as having any title to or interest in such Loan Stock.

6.2 In the case of the death of any of the joint holders of Loan Stock the survivors or survivor will be the only persons or person recognised by the Company as having any title to or interest in such Loan Stock.

6.3 Any person becoming entitled to Loan Stock in consequence of the death or bankruptcy of any Stockholder or of any other event giving rise to the transmission of such Loan Stock by operation of law may, upon producing such evidence that he sustains the character in respect of which he proposes to act under this paragraph or of his title as the directors shall think sufficient, be registered himself as the holder of the Loan Stock or subject to the preceding paragraphs may transfer the Loan Stock provided that no such registration or transfer shall be effective unless and until such person or transferee of the Loan Stock has acceded to the intercreditor agreement in the manner specified therein and until such time the name of such person or transferee shall not be entered into Register.

7.       Receipt of Joint Holders

         If several persons are entered in the register as joint registered holders of any Loan Stock then, without prejudice to paragraph 2 above, the receipt of any one of such persons for any principal or other monies payable in respect of such Loan Stock shall be as effective a discharge to the Company as if the person signing such receipt were the sole registered holder of such Loan Stock.


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
8.       The Register

8. 1 A Stockholder and any person authorised by him may at all reasonable times during office hours inspect the Register and upon payment of a reasonable charge take copies of, or extracts from, the Register or any part of it.

8.2 The Register may be closed by the Company for such periods and at such times (not exceeding 30 business days in any one year) as it may think fit and during such period the Company shall be under no obligation to register transfers of the Loan Stock.

9.       Replacement of Certificates

         If the certificate for any Loan Stock is lost, defaced or destroyed, it may be renewed, on such terms (if any) as to evidence and indemnity as the directors may require, but so that the case of defacement the defaced certificate shall be surrendered before the new certificate is issued.

10.      Risk to Stockholders

         All certificates, other documents and remittances sent through the post shall be sent at the risk of the Stockholders entitled thereto.




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
                                   SCHEDULE 4

                     Provisions for Meetings of Stockholders

1.       Calling of Meetings

         The Company at any time may, and shall upon the request in writing signed by Stockholders holding not less than one-tenth in nominal value of the Loan Stock for the time being outstanding, convene a meeting of the Stockholders. Every such meeting and every adjourned meeting shall be held at the registered office of the Company for the time being or such other place as the Company may specify.

2.       Notice of Meetings

         At least 21 days' notice (exclusive of the day on which the notice is given or deemed to be given and the day on which the meeting is to be held) specifying the day, time and place of meeting shall be given to the Stockholders of any meeting of the Stockholders. Any such notice shall specify the terms of the resolutions to be proposed and shall include a statement to the effect that proxies may be appointed in accordance with the provisions of paragraph 15 of this schedule. No amendment (other than an amendment to correct a typographical or manifest error) may subsequently be made to the resolution(s) specified in the notice of meeting. The accidental omission to give notice to, or the non-receipt of notice by, any of the Stockholders shall not invalidate the proceedings at any meeting.

3.       Chairman of Meetings

         Such person (who may, but need not, be a Stockholder) nominated in writing by the Company shall be entitled to take the chair at every such meeting or adjourned meeting. If at any meeting or adjourned meeting no person shall be nominated or the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting or adjourned meeting the Stockholders present shall choose one of their number to be chairman.

4.       Quorum at Meetings

         At any such meeting two or more persons present in person (not being the Company, any person directly or indirectly under the control of the Company or any nominees thereof) or by proxy holding Loan Stock or being proxies and being or representing in the aggregate the holders of a majority in nominal amount of the Loan Stock then outstanding and not held by or on behalf of the Company shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business.

5.       Absence of Quorum

         If within half an hour from the time appointed for any such meeting a quorum is not present, the meeting shall, if convened upon the requisition of Stockholders, be dissolved. In any other case, the meeting shall stand adjourned for such period, not being less than 14 days nor more than 42 days, and to such time and place as may be appointed by the chairman. At such adjourned meeting two or more persons present in person or by proxy (not being the Company, any person directly or indirectly under the control of the Company or any nominee thereof) holding Loan Stock or being proxies (whatever the nominal amount of the Loan Stock which they hold or represent) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting.

6.       Notice of Adjourned Meetings

         At least ten days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting.

7.       Adjournment of Meetings

         The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

8.       Resolution on a Show of Hands or Poll

         Every question submitted to a meeting shall be decided in the first instance by a show of hands, and unless a poll is demanded (before or on the declaration of the result of the show of hands) by the chairman, the Company or by one or more persons holding Loan Stock or being proxies and being or representing in the aggregate the holders of not less than one-twentieth of the nominal amount of the Loan Stock then outstanding and not held by or on behalf of the Company, a declaration by the chairman that the resolution has been carried, or carried by a particular majority, or lost, or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

9.       Manner of taking poll

         If at any meeting a poll is so demanded it shall be taken in such manner and, subject as hereinafter provided, either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

10.      Time for Taking Poll

         Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

11.      Persons Entitled to Attend and Vote

         Any persons duly authorised by the Company including without limitation the directors, the secretary or the Company's auditors or legal or financial advisers shall be entitled to attend and speak at the meeting of the Stockholders and any other person authorised in that behalf by the directors. Save as aforesaid no person shall be entitled to attend or vote at any meeting of the Stockholders unless he is registered as a holder of Loan Stock or he produces written evidence of his appointment as a representative pursuant to paragraph 20 or is a proxy. No votes may be exercised in respect of Loan Stock held by or for the account of the Company or anyone directly or indirectly under the control of it, but this shall not prevent any proxy from being a director, officer or representative of, or otherwise connected with the Company.

12.      Votes

12.1     Subject as provided in paragraph 11 above, at any meeting:-

         (a) on a show of hands every Stockholder who (being an individual) is present in person or by proxy or (being a corporation) is present by its representative duly authorised in accordance with paragraph 20 below or its proxy, shall have one vote; and

         (b) on a poll every person who is so present shall have one vote in respect of every L1 nominal of Loan Stock of which he is the holder or in respect of which he is a proxy or a representative.

12.2 Without prejudice to the obligations of any proxies any person entitled to more than one vote need not use all his votes or cast the votes to which he is entitled in the same way.

13.      Votes of joint holders

         In the case of the joint holders of Loan Stock the vote of the senior who tenders a note whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the name stands in the Register.

14.      Casting Vote of Chairman

         In the case of an equality of votes, the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Stockholder or as a proxy or as a representative.

15.      Appointment of Proxy

15.1 Proxies named in any Form of Proxy (as defined below) or block voting instruction need not by Stockholders.

15.2 A Stockholder may by instrument in writing (a "Form of Proxy") appoint a proxy. The Form of Proxy shall be the appointor or his attorney duly authorised in writing or if the appointor is a corporation either under the common seal or under the hand of an officer or attorney so authorised. The Company may, but shall not be bound to, require evidence of the authority of any such officer or attorney.

15.3 A Form of Proxy and the power of attorney or other authority (if any) under which it is signed or a notarially certified copy of such power of attorney shall be deposited at such place as the Company may, in the notice convening the meeting, direct or, if no such place is appointed, then at the registered office of the Company not less than 48 hours before the time appointed for holding the meeting at which the person named in the Form of Proxy proposes to vote and in default the Form of Proxy shall not be treated as valid. No Form of Proxy shall be valid after the expiration of twelve months from the date named in it as the date of its execution.

15.4 A Form of Proxy may be in any usual or common form or in any other form which the Company shall approve. A proxy shall, unless the contrary is stated therein and subject to paragraph 15.3 above the paragraph 15.5 below, be valid as well for any adjournment of the meeting as for the meeting to which it relates and need not be witnessed.

15.5 A vote given in accordance with the terms of a Form of Proxy shall be valid notwithstanding the previous death or insanity of the principal or revocation of the proxy or of the authority under which the proxy was executed provided that no intimation in writing of such death, insanity or revocation shall have been received by the Company at its registered office before the commencement of the meeting or adjourned meeting for the time being at which the proxy is used.

16.      Powers of Meetings of Stockholders

         A meeting of the Stockholders shall in addition to all other power (but without prejudice to any powers conferred on other persons in the instrument) have the following powers exercisable only by Extraordinary Resolution namely:-

16.1 to sanction any proposal by the Company for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Stockholders against the company whether such rights shall arise under the Conditions, the instrument or otherwise.

16.2 to sanction any proposal by the Company for the exchange or substitution for the Loan Stock of, or the conversion of the Loan Stock into, other obligations or securities of the Company or any other person or entity;

16.3 to assent to any modification or abrogation of the Conditions and of the provisions of these presents which shall be proposed by the Company and to authorise the Company to execute an instrument supplemental to this instrument embodying any such modification or abrogation; and

16.4 to appoint any persons (whether Stockholders or not) as a committee or committees to represent the interests of the Stockholder and to confer upon such committee or committees any powers or discretions which the Stockholders could themselves exercise by Extraordinary Resolution.

17.      Extraordinary Resolution Binding on all Stockholders

         An Extraordinary Resolution passed at a meeting of the Stockholders duly convened and held in accordance with this instrument shall be binding upon all the Stockholders whether present or not at such meeting and each of the Stockholders shall be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of any such resolution justify the passing thereof.

18.      Definitions of Extraordinary Resolution

         The expression "Extraordinary Resolution" when used in this instrument means a resolution passed at a meeting of the Stockholders duly convened and held in accordance with the provisions contained herein by a majority consisting of not less than three-quarters of the persons voting thereat upon a show of hands or, if a poll is demanded, then by a majority consisting of not less than three-quarters of the votes case thereon.

19.      Minutes of Meetings

         Minutes of all resolutions and proceeding at every meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Company and any such minutes, if they purport to be signed by the chairman of the meeting at which such resolutions were passed or proceedings were transacted or by the chairman of the next succeeding meeting of the Stockholders, shall be conclusive evidence of the matters therein contained and, until the contrary is proved, every meeting in respect of which minutes of the proceedings have been made and signed as aforesaid shall be deemed to have been duly held and convened and all resolutions passed or proceedings transaction thereat to have been duly passed and transacted.

20.      Corporate Representatives

         Any company or corporation which is a holder of Loan Stock may by resolution of its directors or other governing body authorise any person to act as its representative at any meeting of Stockholders and such representative shall be entitled to exercise the same powers on behalf of the company or corporation which he represents as if he were the holder of Loan Stock.

21.      Resolutions in Writing

         A resolution in writing proposed by the Company and signed by the holders of not less than three-quarters in nominal amount of the Loan Stock then in issue (other than Loan Stock held by or for the account of the Company) shall have effect in the same manner as an Extraordinary Resolution of Stockholders duly passed at a meeting duly convened and held. Such resolution in writing may be contained in one document or in several documents in like form, each signed by one or more Stockholders.

22.      Consent of Company

         Notwithstanding anything in this instrument to the contrary, no resolution shall be effective which would increase any obligation of the Company under the instrument without the written consent of the Company.

EXECUTED as a deed by             )
INVERESK RESEARCH GROUP LIMITED   )
acting by:-                       )
                                  )
/s/ Walter Nimmo                  )
                                  )
Director                          )
                                  )
/s/ Stewart Leslie                )
                                  )
Director/Secretary                )



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